INVESTMENT UPDATE
                                 MARCH 31, 2003
                             ICON CORE EQUITY FUND

                                     [PHOTO]

                               SEMIANNUAL REPORT

                               [ICON FUNDS LOGO]

Table of Contents



 ABOUT THIS REPORT                   ....................................................2

 MESSAGE FROM ICON FUNDS             ....................................................4

 MANAGEMENT OVERVIEW                 ....................................................6

 SCHEDULE OF INVESTMENTS             ....................................................8

 FINANCIAL STATEMENTS                ...................................................10

 FINANCIAL HIGHLIGHTS                ...................................................12

 NOTES TO
 FINANCIAL STATEMENTS                ...................................................13

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to pay Fund distributions in cash rather than reinvest them, your return may differ from these figures. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

  Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.iconfunds.com for the most recent returns.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. The Fund's percentage holdings as of March 31, 2003 are included in the Schedule of Investments. Companies appearing in bold print throughout the Management Overview were owned by the Fund as of March 31, 2003.

  There are risks associated with mutual fund investing including the risk of loss of principal. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

--------------------------------------------------------------------------------
COMPARATIVE INDEX
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Fund's performance against a specific securities index. The index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Fund's portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in the index.

  The Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

  This report also includes certain industry performance which is based on the returns of the capitalization-weighted S&P 1500 Sector and Industry Indexes. These Industry Indexes are based on specific classifications determined by Standard & Poor's.

  Bloomberg is the source for the index returns included in this report.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------

Thank you for your investment in the ICON Funds and welcome to the many new shareholders receiving this report for the first time.

  In looking back over the past six months, it has been a period characterized by extreme pessimism, uncertainty and fear. For much of the time, the market was in the grip of impending war, which has since come to pass.

MARKET CLIMATE

Unfortunately, the market's fixation on war produced a climate that was not conducive to our investment system. Emotions have run high, setting off periods of irrational selling in which prices have become detached from intrinsic value and fundamentals. Although stock prices, on average, have been trading in the range of up to 50% below our estimate of fair value, industry leadership was noticeably absent. Meanwhile, investors shrugged off underlying recoveries in the economy and corporate earnings, thwarting any chance of a return to rational pricing.

  To put it mildly, the situation has been frustrating. But not hopeless. We have been unwavering in our belief that prices will eventually move toward fair value. However, the timing of such an advance is impossible to predict, given the duration of the current disconnect. It is by far the longest I have ever seen.

  This goes to the heart of why the Fund did not benefit from the initial market surge of late October and November 2002. Although the rally may have been a sign that the market low of early October was in fact a bottom, it was not indicative of a move toward fair value. Led by financially distressed companies, we viewed the gains as unsustainable and highly speculative in nature. Moreover, they were not in keeping with our focus on well-managed companies with high cash positions and low debt levels. By comparison, the short rally in mid-March 2003 was quite broad, with 120 of the 123 S&P industries registering gains. The key difference was the inclusion of the underpriced, higher-quality companies we favor, which we consider to be an eminently more sensible theme.

[SIDENOTE]
Emotions have run high and prices have become detached from intrinsic value and fundamentals.

LEADERSHIP MAY BE EMERGING

Yet even in the context of this broad rally, several industries appeared much more eager in their surge back toward fair value. What this tells us is that clear leadership was finally beginning to emerge within a number of sectors, convincing us to more heavily weight those industries and sectors identified by our system as favorable. Although we may be early in our move toward these more narrow themes, our overall value/price ratio dictates that we be invested to participate. As investors once again acknowledge what we believe are improving fundamentals and prices break loose from their emotional stranglehold, we are confident that we can get back to an investing environment based on fundamentals and rational pricing.

  That environment is one that effectively considers the four basic laws of finance: earnings, growth, risk and interest rates. By doing so, we continue to build on our core competency, which focuses on capturing market themes and industry leadership based on careful analysis of valuation and relative strength of the individual companies within a given industry. That's our system and we do not stray from it.

CAPITALIZING ON OPPORTUNITY

However, as certain as we are about the validity of our system, we are much less certain about the state of the world. Therefore, we do not attempt to guess events or predict outcomes. Our strength lies in accessing the information we see in the stock market, and what we see are outstanding companies priced far below their intrinsic values. Although fear and uncertainty are often the catalysts that create opportunity, many investors may be caught off guard by a sudden, swift reversal. We think it is best to capitalize on that opportunity and be patient. Those who wait for clarity and certainty are almost always left behind.

  In closing, we do not know whether this most recent advance is the sustainable rally we've been expecting. We do believe it gives us a glimpse as to what it will look like going forward.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan D.B.A.

Trustee, Chief Investment Officer of the Adviser

[SIDENOTE]
Although we may be early, our overall value/price ratio dictates that we be invested to participate.

[SIDENOTE]
We maintained our focus on well-managed companies with high cash positions and low debt levels.

Management Overview

ICON CORE EQUITY FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Core Equity Fund, Class I declined -10.32% for the six months ended March 31, 2003, while its Class C shares fell -10.68%. In contrast, the Fund's benchmark, the Standard & Poor's (S&P) SuperComposite 1500 Index, returned 4.50% over the same time period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Mounting pessimism characterized the environment, as war worries, economic concerns, and the slowdown in consumer spending created a disconnect between stock prices and rational valuations. Ironically, appearances of a turning point emerged early in the period when stocks seemingly hit bottom on October 9, 2002. While this theoretically should have been a positive catalyst for the Fund, what materialized off the market low was a two-month speculative rally led by distressed, debt-laden companies within the Information Technology and Telecommunications sectors. Whereas this short-term bounce provided a welcome boost for speculators, investing in these companies, several on the brink of bankruptcy, would have been inconsistent with our longer-term, quality-driven discipline. As a result, the Fund was not positioned to capture what we deemed were unsustainable gains.

The pullback between December and early March validated our assumptions as industry leadership proved both intermittent and fear-based. During this time, our calculation of value-to-price ratios and relative strength measures directed us to emphasize economically sensitive sectors while still preparing for a more broad-based rally that we believed would include the fundamentally sound companies we favor. The real turning point came in March when our industry rotations tilted the Fund toward cyclical areas such as diversified financial services, hotels, data processing services, semiconductors, and specialty stores. As uncertainty surrounding war with Iraq subsided, the Fund was strategically positioned when the market responded.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Although the Fund was positioned at the beginning of the period for an anticipated broad rally, the Fund was adjusted slightly following the October market low and subsequent turnaround to include more economically sensitive industries. January 2003 saw a reduction in Energy and Healthcare and a shift into the Consumer Discretionary and Information Technology groups. By March 2003, exposure to the Financials sector was increased somewhat, primarily in the diversified financial services and consumer finance industries. By the end of the reporting period, industry leadership had further concentrated as relative strength finally emerged across an increasing number of cyclical industries.

  Unfortunately, our move into the Consumer Discretionary sector, though justified by its depressed valuations, proved premature and was a factor in the Fund's underperformance relative to its benchmark. Fear-based selling continued to permeate the market, creating an absence of sustainable leadership. Amid this void, two-thirds of the industries tracked by the S&P 1500 Consumer Discretionary Index had suffered losses by period-end. In contrast, our rotation into well-managed, well-capitalized companies in the Information Technology sector benefited from more favorable conditions and worked to the Fund's advantage.

  There were several noteworthy individual holdings that impacted performance during the period. Detractors included discount-lodging network Hotels.com, which cited lower sales and higher marketing costs in trimming its near-term financial guidance. Management services provider MAXIMUS, Inc. also retreated, reflecting investor concerns over budgetary pressures and spending cutbacks among state and local governments. Neither company was owned by the Fund at period-end.

  Meanwhile positive contributions were made by online auctioneer EBAY INC., which continued its dramatic ascent on the strength of steady earnings-per-share growth. Drugmaker MYLAN LABORATORIES INC. also advanced, having received Food & Drug Administration approval for several new generic treatments.

  While our methodology does not consider all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

We have detected industry leadership among some of the most economically sensitive sectors, namely Information Technology, Financials, Consumer Discretionary, and Industrials. These sectors are highly cyclical and have historically tended to lead in the early stages of an economic recovery. As the market anticipates an eventual upturn, we believe attractive valuation and relative strength characteristics will drive prices closer to intrinsic value.

[SIDENOTE]
PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                   99.7%
Top 10 Equity Holdings                                                     21.1%
Number of Stocks                                                              72
Cash Equivalents                                                            0.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

eBay Inc.                                                                   2.8%
Citigroup Inc.                                                              2.5%
EchoStar Communications Corp.                                               2.3%
UTStarcom Inc.                                                              2.1%
Harman International
Industries Inc.                                                             2.0%
Waddell & Reed Financial Inc.                                               2.0%
Lyondell Chemical Co.                                                       2.0%
Cabot Microelectronics Corp.                                                1.9%
Pacific Sunwear of
California Inc.                                                             1.8%
Jacobs Engineering Group Inc.                                               1.7%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
 TOP 10 INDUSTRIES
 March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


Diversified Financial Services                                     9.5%

Broadcasting & Cable TV                                            6.3%

Semiconductors                                                     6.3%

Semiconductor Equipment                                            4.3%

Banks                                                              4.1%

Consumer Finance                                                   3.8%

Data Processing Services                                           3.8%

Electrical Components & Equipment                                  3.5%

Construction & Engineering                                         3.5%

Pharmaceuticals                                                    3.0%

 Percentages are based upon net assets.


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN
 as of March 31, 2003
 (unaudited)
--------------------------------------------------------------------------------


                                                 SIX MONTHS                           SINCE
                                                 ENDED         ONE         FIVE       INCEPTION
                                                 3/31/03*      YEAR        YEARS      10/12/00
-----------------------------------------------------------------------------------------------
ICON Core Equity Fund -- Class I              -10.32%          -34.16%     N/A        -5.43%
-----------------------------------------------------------------------------------------------
S&P 1500 Index                                  4.50%          -24.66%     N/A        -14.39%
-----------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                              ICON CORE EQUITY FUND - CLASS I             S&P 1500 INDEX
                              -------------------------------             --------------
10/12/00                                  10000.00                             10000.00
3/31/01                                   10810.00                              8861.00
9/30/01                                   10040.00                              8037.00
3/31/02                                   13234.00                              9049.00
9/30/02                                    9716.00                              6524.00
3/31/03                                    8715.00                              6818.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns.

Schedule of Investments
(unaudited)

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 99.7%

ADVERTISING 1.6%
 44,900   Catalina Marketing Corp.(a)        $863,427
-----------------------------------------------------
TOTAL ADVERTISING                             863,427

ALUMINUM 1.1%
 22,600   Alcan Inc.                          630,540
-----------------------------------------------------
TOTAL ALUMINUM                                630,540

APPAREL RETAIL 2.8%
 18,500   Abercrombie & Fitch Co. Class
          A(a)                                555,555
 49,900   Pacific Sunwear of California
          Inc.(a)                           1,015,465
-----------------------------------------------------
TOTAL APPAREL RETAIL                        1,571,020
BANKS 4.1%
 10,800   Bank of America Corp.               721,872
 26,600   FleetBoston Financial Corp.         635,208
 12,500   Golden West Financial Corp.         899,125
-----------------------------------------------------
TOTAL BANKS                                 2,256,205

BROADCASTING & CABLE TV 6.3%
 20,500   Clear Channel Communications
          Inc.(a)                             695,360
 31,300   Comcast Corp. Special Class
          A(a)                                860,437
 43,300   EchoStar Communications
          Corp.(a)                          1,250,504
 26,100   Fox Entertainment Group
          Inc.(a)                             696,087
-----------------------------------------------------
TOTAL BROADCASTING & CABLE TV               3,502,388

CASINOS & GAMING 1.0%
 15,500   Harrahs Entertainment Inc.(a)       553,350
-----------------------------------------------------
TOTAL CASINOS & GAMING                        553,350
COMMODITY CHEMICALS 2.0%
 77,200   Lyondell Chemical Co.             1,076,940
-----------------------------------------------------
TOTAL COMMODITY CHEMICALS                   1,076,940
COMPUTER & ELECTRONICS RETAIL 1.6%
 32,700   Best Buy Co. Inc.(a)                881,919
-----------------------------------------------------
TOTAL COMPUTER & ELECTRONICS RETAIL           881,919
COMPUTER HARDWARE 1.3%
 59,300   Neoware Systems Inc.(a)             741,843
-----------------------------------------------------
TOTAL COMPUTER HARDWARE                       741,843
COMPUTER STORAGE & PERIPHERALS 1.2%
 10,100   Lexmark International Inc.(a)       676,195
-----------------------------------------------------
TOTAL COMPUTER STORAGE & PERIPHERALS          676,195
CONSTRUCTION & ENGINEERING 3.5%
 28,200   Fluor Corp.                         949,776
 22,900   Jacobs Engineering Group
          Inc.(a)                             962,029
-----------------------------------------------------
TOTAL CONSTRUCTION & ENGINEERING            1,911,805

CONSUMER ELECTRONICS 2.0%
 19,200   Harman International
          Industries Inc.                   1,124,544
-----------------------------------------------------
TOTAL CONSUMER ELECTRONICS                  1,124,544

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

CONSUMER FINANCE 3.8%
 20,000   Capital One Financial Corp.        $600,200
 14,200   Countrywide Credit Industries
          Inc.                                816,500
105,700   Providian Financial Corp.(a)        693,392
-----------------------------------------------------
TOTAL CONSUMER FINANCE                      2,110,092

DATA PROCESSING SERVICES 3.8%
 22,600   DST Systems Inc.(a)                 614,720
 16,300   First Data Corp.                    603,263
 27,200   Fiserv Inc.(a)                      856,256
-----------------------------------------------------
TOTAL DATA PROCESSING SERVICES              2,074,239

DEPARTMENT STORES 1.5%
 30,300   Federated Department Stores
          Inc.(a)                             849,006
-----------------------------------------------------
TOTAL DEPARTMENT STORES                       849,006

DIVERSIFIED FINANCIAL SERVICES 9.5%
  7,500   Bear Stearns Cos. Inc.              492,000
 39,300   Citigroup Inc.                    1,353,885
 20,400   Investors Financial Services
          Corp.                               496,740
 28,300   JP Morgan Chase & Co.               670,993
 16,000   Merrill Lynch & Co. Inc.            566,400
 14,800   Morgan Stanley                      567,580
 61,500   Waddell & Reed Financial Inc.     1,080,555
-----------------------------------------------------
TOTAL DIVERSIFIED FINANCIAL SERVICES        5,228,153

ELECTRICAL COMPONENTS & EQUIPMENT 3.5%
 42,400   American Power Conversion
          Corp.(a)                            603,776
 19,400   Ametek Inc.                         640,394
 25,300   AO Smith Corp.                      678,040
-----------------------------------------------------
TOTAL ELECTRICAL COMPONENTS & EQUIPMENT     1,922,210

FOOTWEAR 1.6%
 40,700   Kenneth Cole Productions
          Inc.(a)                             891,330
-----------------------------------------------------
TOTAL FOOTWEAR                                891,330

FOREST PRODUCTS 1.1%
 78,300   Louisiana-Pacific Corp.(a)          620,919
-----------------------------------------------------
TOTAL FOREST PRODUCTS                         620,919

GENERAL MERCHANDISE STORES 1.4%
 39,300   Dollar Tree Stores Inc.(a)          782,070
-----------------------------------------------------
TOTAL GENERAL MERCHANDISE STORES              782,070

HOTELS, RESORTS & CRUISE LINES 0.9%
 41,700   Hilton Hotels Corp.                 484,137
-----------------------------------------------------
TOTAL HOTELS, RESORTS & CRUISE LINES          484,137

INDUSTRIAL CONGLOMERATES 1.5%
 20,000   Carlisle Cos. Inc.                  809,800
-----------------------------------------------------
TOTAL INDUSTRIAL CONGLOMERATES                809,800

INTEGRATED TELECOMMUNICATION
SERVICES 1.7%
 34,100   Centurytel Inc.                     941,160
-----------------------------------------------------
TOTAL INTEGRATED TELECOMMUNICATION
SERVICES                                      941,160

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
INTERNET RETAIL 2.8%
 18,100   eBay Inc.(a)                     $1,543,749
-----------------------------------------------------
TOTAL INTERNET RETAIL                       1,543,749

INTERNET SOFTWARE & SERVICES 2.7%
 40,400   Internet Security Systems
          Inc.(a)                             401,172
 20,200   Open Text Corp.(a)                  562,166
 36,000   Websense Inc.(a)                    528,120
-----------------------------------------------------
TOTAL INTERNET SOFTWARE & SERVICES          1,491,458

METAL & GLASS CONTAINERS 1.1%
103,600   Crown Holdings Inc.(a)              582,232
-----------------------------------------------------
TOTAL METAL & GAS CONTAINERS                  582,232

MOVIES & ENTERTAINMENT 1.1%
 36,400   The Walt Disney Co.                 619,528
-----------------------------------------------------
TOTAL MOVIES & ENTERTAINMENT                  619,528

MULTI-UTILITIES & UNREGULATED POWER 1.6%
 29,700   Questar Corp.                       878,229
-----------------------------------------------------
TOTAL MULTI-UTILITIES & UNREGULATED           878,229
POWER

NETWORKING EQUIPMENT 2.8%
 70,200   Cisco Systems Inc.(a)               911,196
 21,400   j2 Global Communications
          Inc.(a)                             609,686
-----------------------------------------------------
TOTAL NETWORKING EQUIPMENT                  1,520,882

PAPER PRODUCTS 1.2%
 48,800   Georgia-Pacific Corp.               678,320
-----------------------------------------------------
TOTAL PAPER PRODUCTS                          678,320

PHARMACEUTICALS 3.0%
 14,300   Forest Laboratories Inc. Class
          A(a)                                771,771
 30,750   Mylan Laboratories                  884,062
-----------------------------------------------------
TOTAL PHARMACEUTICALS                       1,655,833
PHOTOGRAPHIC PRODUCTS 1.6%
 28,900   Eastman Kodak Co.                   855,440
-----------------------------------------------------
TOTAL PHOTOGRAPHIC PRODUCTS                   855,440

PROPERTY & CASUALTY INSURANCE 1.1%
 15,800   MBIA Inc.                           610,512
-----------------------------------------------------
TOTAL PROPERTY & CASUALTY INSURANCE           610,512

RESTAURANTS 1.5%
 29,325   Applebee's International Inc.       822,273
-----------------------------------------------------
TOTAL RESTAURANTS                             822,273

SEMICONDUCTOR EQUIPMENT 4.3%
 24,700   Cabot Microelectronics
          Corp.(a)                          1,034,189
 24,000   KLA-Tencor Corp.(a)                 862,608
 41,500   Teradyne Inc.(a)                    483,060
-----------------------------------------------------
TOTAL SEMICONDUCTOR EQUIPMENT               2,379,857

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

SEMICONDUCTORS 6.3%
 26,000   International Rectifier
          Corp.(a)                           $511,420
 22,300   Maxim Integrated Products Inc.      805,476
 31,100   Microchip Technology Inc.           618,890
 37,200   OmniVision Technologies
          Inc.(a)                             770,784
 58,700   Zoran Corp.(a)                      757,817
-----------------------------------------------------
TOTAL SEMICONDUCTORS                        3,464,387

SPECIALTY CHEMICALS 1.6%
 17,000   Albemarle Corp.                     413,950
 38,100   Millennium Chemicals Inc.           445,008
-----------------------------------------------------
TOTAL SPECIALTY CHEMICALS                     858,958

SPECIALTY STORES 3.0%
 11,800   AutoZone Inc.(a)                    810,778
 33,500   Michaels Stores Inc.(a)             837,835
-----------------------------------------------------
TOTAL SPECIALTY STORES                      1,648,613

TELECOMMUNICATIONS EQUIPMENT 2.1%
 58,100   UTStarcom Inc.(a)                 1,161,419
-----------------------------------------------------
TOTAL TELECOMMUNICATIONS EQUIPMENT          1,161,419

TRUCKING 1.7%
 59,600   Swift Transportation Co.
          Inc.(a)                             953,600
-----------------------------------------------------
TOTAL TRUCKING                                953,600

WIRELESS TELECOMMUNICATION SERVICES 1.4%
 50,300   Boston Communications Group
          Inc.(a)                             787,698
-----------------------------------------------------
TOTAL WIRELESS TELECOMMUNICATION
SERVICES                                      787,698
-----------------------------------------------------
TOTAL INVESTMENTS 99.7%
          (COST $57,248,086)               55,016,280
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.3%            177,568
-----------------------------------------------------
NET ASSETS 100.0%                         $55,193,848
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

Financial Statements
(unaudited)

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS
  Investments, at cost                          $57,248,086
                                               ------------
  Investments, at value                          55,016,280
  Receivables:
    Fund shares sold                                 73,655
    Investments sold                                740,317
    Interest                                            147
    Dividends                                        36,205
  Other assets                                        8,391
                                               ------------
  Total Assets                                   55,874,995
                                               ------------

LIABILITIES
  Payables:
    Due to custodian bank                           486,431
    Fund shares redeemed                             80,358
    Advisory fees                                    35,436
    Accrued distribution fees                        28,714
    Fund accounting, custodial and transfer
      agent fees                                     19,206
    Administration fees                               2,556
  Accrued expenses                                   28,446
                                               ------------
  Total Liabilities                                 681,147
                                               ------------
NET ASSETS -- ALL SHARE CLASSES                 $55,193,848
                                               ------------
NET ASSETS -- CLASS I                           $29,308,023
                                               ------------
NET ASSETS -- CLASS C                           $25,885,825
                                               ------------
  Shares outstanding (unlimited shares
    authorized, no par value)
    Class I                                       3,441,316
    Class C                                       3,096,137
  Net asset value (offering price and
    redemption price per share)
    Class I                                     $      8.52
    Class C                                     $      8.36

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31,2003

INVESTMENT INCOME
  Interest                                      $     4,279
  Dividends                                         424,462
                                               ------------
  Total Investment Income                           428,741
                                               ------------

EXPENSES
  Advisory fees                                     235,915
  Distribution fees:
    Class I                                          43,105
    Class C                                         142,133
  Fund accounting, custodial and transfer
    agent fees                                       39,157
  Administration fees                                14,593
  Audit fees                                          8,990
  Registration fees                                  16,600
  Legal fees                                          2,213
  Insurance expense                                   2,267
  Trustee fees and expenses                           2,580
  Shareholder reports                                11,503
  Interest expense                                    5,975
  Other expenses                                     36,250
                                               ------------
  Total Expenses                                    561,281
                                               ------------
NET INVESTMENT LOSS                                (132,540)
                                               ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
  Net realized (loss) from investment
    transactions                                 (8,106,825)
  Change in net unrealized appreciation on
    securities                                    1,101,104
                                               --------------
  Net realized and unrealized (loss) on
    investments                                  (7,005,721)
                                               --------------
NET (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                      $(7,138,261)
                                               ==============

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                                -------------------------------
                                                                  Six Months       Year Ended
                                                                    Ended         September 30,
                                                                March 31, 2003        2002
                                                                --------------    -------------
                                                                 (unaudited)
OPERATIONS
  Net investment loss                                            $   (132,540)    $   (480,772)
  Net realized loss from investment transactions                   (8,106,825)     (10,021,608)
  Change in unrealized appreciation on securities                   1,101,104          443,874
                                                                --------------    -------------
  Net decrease in net assets resulting from operations             (7,138,261)     (10,058,506)
                                                                --------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net capital gains                                                         -       (1,006,043)
                                                                --------------    -------------
  Net decrease from dividends and distributions                             -       (1,006,043)
                                                                --------------    -------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                                         8,417,205       34,716,434
    Class C                                                         8,697,930       31,557,074
  Reinvested dividends and distributions
    Class I                                                                 -          721,301
    Class C                                                                 -          258,376
  Shares repurchased
    Class I                                                       (17,468,492)     (11,255,160)
    Class C                                                        (7,290,480)      (4,542,647)
                                                                --------------    -------------
  Net (decrease)/ increase from fund share transactions            (7,643,837)      51,455,378
                                                                --------------    -------------
  Total net (decrease)/ increase in net assets                    (14,782,098)      40,390,829
NET ASSETS
  Beginning of period                                              69,975,946       29,585,117
                                                                --------------    -------------
  End of period                                                  $ 55,193,848     $ 69,975,946
                                                                --------------    -------------
NET ASSETS CONSIST OF
  Paid-in capital                                                $ 75,689,171     $ 83,333,008
  Accumulated undistributed net investment loss                      (132,540)               -
  Accumulated undistributed net realized loss from
    investments                                                   (18,130,977)     (10,024,152)
  Unrealized (depreciation) on securities                          (2,231,806)      (3,332,910)
                                                                --------------    -------------
  Net Assets                                                     $ 55,193,848     $ 69,975,946
                                                                ==============    =============
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                                           905,042        3,071,043
    Class C                                                           956,193        2,737,279
  Reinvested dividends and distributions
    Class I                                                                 -           59,809
    Class C                                                                 -           21,603
  Shares repurchased
    Class I                                                        (1,910,160)      (1,000,690)
    Class C                                                          (824,237)        (428,625)
                                                                --------------    -------------
  Net (decrease)/increase                                            (873,162)       4,460,419
                                                                --------------    -------------
  Shares outstanding beginning of period                            7,410,615        2,950,196
                                                                --------------    -------------
  Shares outstanding end of period                                  6,537,453        7,410,615
                                                                ==============    =============
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                         $ 76,804,697     $111,655,519
  Proceeds from sales of securities                                84,669,484       60,207,796

The accompanying notes are an integral part of the financial statements.

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH                                        Class I
OF THE PERIODS ENDING AS INDICATED.                                         For the Period
                                             Class I          Class I        October 12,        Class C          Class C
                                             For the          For the            2000           For the          For the
                                           Period Ended     Year Ended      (inception) to    Period Ended     Year Ended
                                            March 31,      September 30,    September 30,      March 31,      September 30,
                                               2003            2002              2001             2003            2002
                                           ------------    -------------    --------------    ------------    -------------
                                           (unaudited)                                        (unaudited)

Net asset value, beginning of period         $  9.50          $ 10.04          $ 10.00          $  9.36          $  9.98
                                           ------------    -------------    --------------    ------------    -------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(x)                        0.00            (0.07)           (0.05)           (0.04)           (0.15)
  Net realized and unrealized
    gains/(losses) on investments              (0.98)           (0.20)            0.09            (0.96)           (0.20)
                                           ------------    -------------    --------------    ------------    -------------
Total from investment operations               (0.98)           (0.27)            0.04            (1.00)           (0.35)
                                           ------------    -------------    --------------    ------------    -------------
LESS DISTRIBUTIONS
  Dividends from net investment income          0.00             0.00             0.00             0.00             0.00
  Distributions from net realized gains         0.00            (0.27)            0.00             0.00            (0.27)
                                           ------------    -------------    --------------    ------------    -------------
Total distributions                             0.00            (0.27)            0.00             0.00            (0.27)
                                           ------------    -------------    --------------    ------------    -------------

Net asset value, end of period               $  8.52          $  9.50          $ 10.04          $  8.36          $  9.36
                                           ============    =============    ==============    ============    =============

Total return                                  (10.32)%          (3.23)%           0.40%(b)       (10.68)%          (4.07)%

Net assets, end of period (in
  thousands)                                 $29,308          $42,232          $23,261          $25,886          $27,744
Average net assets for the period (in
  thousands)                                 $34,518          $37,577          $23,802          $28,513          $19,849
Ratio of expenses to average net
  assets*                                       1.45%            1.36%            1.60%            2.20%            2.11%
Ratio of net investment income to
  average net assets*                          (0.08)%          (0.58)%          (0.36)%          (0.83)%          (1.33)%
Portfolio turnover rate                       121.98%          107.82%          124.61%(a)       121.98%          107.82%

FOR A SHARE OUTSTANDING THROUGHOUT EACH     Class C
OF THE PERIODS ENDING AS INDICATED.      For the Period
                                          November 28,
                                              2000
                                         (inception) to
                                         September 30,
                                              2001
                                         --------------

Net asset value, beginning of period         $10.62
                                         --------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(x)                      (0.10)
  Net realized and unrealized
    gains/(losses) on investments             (0.54)
                                         --------------
Total from investment operations              (0.64)
                                         --------------
LESS DISTRIBUTIONS
  Dividends from net investment income         0.00
  Distributions from net realized gains        0.00
                                         --------------
Total distributions                            0.00
                                         --------------
Net asset value, end of period               $ 9.98
                                         ==============
Total return                                  (0.20)%(b)
Net assets, end of period (in
  thousands)                                 $6,324
Average net assets for the period (in
  thousands)                                 $2,920
Ratio of expenses to average net
  assets*                                      2.23%
Ratio of net investment income to
  average net assets*                         (1.24)%
Portfolio turnover rate                      124.61%(a)

 *  Annualized for periods less than one year
(x) Calculated using the average share method
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 12, 2000 (Fund inception) to September 30, 2001.
(b) Since the Fund was in existence for less than one year in fiscal year 2001, the total return calculation is for the period indicated.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
(unaudited)

MARCH 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Core Equity Fund (the "Fund") is a series fund of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end investment management company. The Fund commenced operations on October 12, 2000 and offers two classes of shares. There are currently 17 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

  The Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Fund is to provide long-term capital appreciation with a secondary objective of capital preservation. The Fund may have elements of risk, including the risk of loss of principal. Additionally, an investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.
The Fund's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4 p.m. Eastern time) each day the Exchange is open. A security listed or traded primarily on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. The market value of individual securities held by the Funds is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair value determined in good faith pursuant to consistently applied procedures established by the Trust's board of trustees. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, both of which approximate market value. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.
Repurchase agreements, if held by the Fund, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(unaudited)

Income Taxes.
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, accordingly, the Fund will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that it intends to make sufficient distributions of net investment income and net realized capital gain.

  Dividends paid by the Fund from net investment income and distributions of net realized short-term gains are for federal income tax purposes taxable as ordinary income to shareholders.

  Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.
Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

Investment Transactions.
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.
Each class of the Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be attributable to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.
Meridian Investment Management Corporation ("Meridian") serves as the investment adviser to the Fund and is responsible for managing the Fund's portfolios of securities. Meridian receives a monthly management fee that is computed daily at an annual rate of 0.75% of the Fund's average daily net assets.

Transfer Agent, Custody and Accounting Fees.
U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Fund. The Trust pays a fee for transfer agent and custody services at an annual rate of 0.065% on the Trust's first $500 million of average daily net assets, 0.06% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets. The Trust pays a minimum fee for fund accounting of $37,500 on the first $100 million of average daily net assets, 0.0125% on the next $200 million and 0.0075% on the balance. The Trust also pays for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of the average daily net assets.

Administrative Services.
The Trust has entered into an administrative services agreement with Meridian. This agreement provides for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Distribution Fees.
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Fund is authorized to compensate the Fund's distributor, Meridian Clearing Corp. ("MCC") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class C shareholders pay an annual 12b-1 and service fee of 1.00% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. For the six-months ended March 31, 2003 the total amounts paid to MCC pursuant to the 12b-1 Plan was $185,238.

Related parties.
Certain officers and directors of Meridian and MCC are also officers and trustees of the Funds; however, such officers and trustees receive no compensation from the Funds.

3. FEDERAL INCOME TAX

Income and capital distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

  The difference between book and tax net appreciation or depreciation of investment is wash sale loss deferrals and corporate actions. The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2003 are as follows:

Federal Tax Cost                    $57,248,086
Unrealized Appreciation             $ 2,565,338
Unrealized Depreciation             $(4,797,144)
Net Depreciation                    $(2,231,806)

  The tax components of capital shown in the table below represent: (1) losses or deductions the portfolio may be able to offset against income and gains recognized in future years, and (2) post October loss deferrals.

  Accumulated capital losses noted below represent net capital loss carryovers as of March 31, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire on September 30, 2010.

  In 2002, the portfolio incurred "Post October" losses during the period from November 1 through September 30. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2003.

Accumulated Capital Losses        $(1,206,824)
Post October Deferrals            $(8,805,771)

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

BY TELEPHONE                              1-800-764-0442

BY MAIL                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

IN PERSON                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO 80111

BY E-MAIL                                 ICON@mimcorp.com

ON THE INTERNET                           www.iconfunds.com

This report is for the general information of the Fund's shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

                                                                       I-115-CEQ
--------------------------------------------------------------------------------